Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
September 30, 2024
CET-NPRT1-1124
1.9903831.102
Common Stocks - 99.8%
	Shares	Value ($)
AUSTRIA - 2.6%
Utilities - 2.6%
Electric Utilities - 2.6%
Verbund AG Class A	9,103	756,876
CANADA - 7.6%
Information Technology - 1.6%
Semiconductors & Semiconductor Equipment - 1.6%
Canadian Solar Inc (b)	27,719	464,570
Utilities - 6.0%
Independent Power and Renewable Electricity Producers - 6.0%
Boralex Inc Class A	21,797	580,522
Innergex Renewable Energy Inc	60,634	469,920
Northland Power Inc	41,115	710,028
		1,760,470
TOTAL CANADA		2,225,040
CHINA - 10.3%
Industrials - 1.3%
Electrical Equipment - 1.3%
Goldwind Science & Technology Co Ltd H Shares	513,800	387,624
Information Technology - 5.5%
Semiconductors & Semiconductor Equipment - 5.5%
Flat Glass Group Co Ltd H Shares	234,000	394,042
JinkoSolar Holding Co Ltd ADR	20,341	545,546
Xinyi Solar Holdings Ltd	1,224,000	664,986
		1,604,574
Utilities - 3.5%
Independent Power and Renewable Electricity Producers - 3.5%
China Datang Corp Renewable Power Co Ltd H Shares	1,307,000	360,087
China Longyuan Power Group Corp Ltd H Shares	724,000	657,123
		1,017,210
TOTAL CHINA		3,009,408
DENMARK - 7.1%
Industrials - 3.8%
Electrical Equipment - 3.8%
Vestas Wind Systems A/S (b)	49,904	1,104,620
Utilities - 3.3%
Independent Power and Renewable Electricity Producers - 3.3%
Orsted AS (b)(c)(d)	14,505	966,782
TOTAL DENMARK		2,071,402
FRANCE - 2.1%
Utilities - 2.1%
Independent Power and Renewable Electricity Producers - 2.1%
Neoen SA (b)(c)(d)	13,799	600,615
GERMANY - 2.6%
Industrials - 1.7%
Electrical Equipment - 1.7%
Nordex SE (b)	31,274	485,855
Information Technology - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
SMA Solar Technology AG	13,150	264,902
TOTAL GERMANY		750,757
HONG KONG - 1.6%
Industrials - 1.6%
Construction & Engineering - 1.6%
Central New Energy Holding Group Ltd (b)	409,000	480,743
INDIA - 1.1%
Utilities - 1.1%
Independent Power and Renewable Electricity Producers - 1.1%
ReNew Energy Global PLC Class A (b)	53,841	338,659
ISRAEL - 1.8%
Utilities - 1.8%
Independent Power and Renewable Electricity Producers - 1.8%
Enlight Renewable Energy Ltd (b)	30,660	515,492
ITALY - 1.6%
Utilities - 1.6%
Independent Power and Renewable Electricity Producers - 1.6%
ERG SpA	16,931	465,216
JAPAN - 2.0%
Industrials - 1.1%
Construction & Engineering - 1.1%
West Holdings Corp	16,500	319,873
Utilities - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
RENOVA Inc (b)	37,900	267,610
TOTAL JAPAN		587,483
KOREA (SOUTH) - 3.0%
Industrials - 3.0%
Electrical Equipment - 3.0%
CS Wind Corp	9,833	518,832
Doosan Fuel Cell Co Ltd (b)	24,566	356,552

TOTAL KOREA (SOUTH)		875,384
NEW ZEALAND - 3.8%
Utilities - 3.8%
Electric Utilities - 1.5%
Mercury NZ Ltd	106,742	438,049
Independent Power and Renewable Electricity Producers - 2.3%
Meridian Energy Ltd	175,327	662,618
TOTAL NEW ZEALAND		1,100,667
PORTUGAL - 3.3%
Utilities - 3.3%
Electric Utilities - 3.3%
EDP SA	213,335	976,656
SPAIN - 8.9%
Utilities - 8.9%
Electric Utilities - 2.1%
Acciona SA	4,284	609,598
Independent Power and Renewable Electricity Producers - 6.8%
Atlantica Sustainable Infrastructure PLC	20,788	456,920
Corp ACCIONA Energias Renovables SA	18,347	432,457
EDP Renovaveis SA (b)	40,446	709,146
Solaria Energia y Medio Ambiente SA (b)	31,319	400,917
		1,999,440
TOTAL SPAIN		2,609,038
SWEDEN - 1.3%
Industrials - 1.3%
Construction & Engineering - 1.3%
OX2 AB (b)	65,118	384,800
SWITZERLAND - 1.3%
Information Technology - 1.3%
Electronic Equipment, Instruments & Components - 1.3%
Landis+Gyr Group AG	3,982	371,033
UNITED STATES - 37.8%
Industrials - 17.8%
Construction & Engineering - 1.6%
Ameresco Inc Class A (b)	12,716	482,445
Electrical Equipment - 16.2%
Array Technologies Inc (b)	59,633	393,578
Bloom Energy Corp Class A (b)	48,182	508,802
GE Vernova Inc	6,110	1,557,929
NEXTracker Inc Class A (b)	18,205	682,323
Plug Power Inc (b)	253,548	573,018
Shoals Technologies Group Inc (b)	71,263	399,785
Sunrun Inc (b)	33,651	607,737
		4,723,172
TOTAL INDUSTRIALS		5,205,617

Information Technology - 12.0%
Electronic Equipment, Instruments & Components - 2.5%
Itron Inc (b)	6,707	716,375
Semiconductors & Semiconductor Equipment - 9.5%
Enphase Energy Inc (b)	8,840	999,097
First Solar Inc (b)	5,289	1,319,288
SolarEdge Technologies Inc (b)	20,457	468,670
		2,787,055
TOTAL INFORMATION TECHNOLOGY		3,503,430

Utilities - 8.0%
Independent Power and Renewable Electricity Producers - 8.0%
Brookfield Renewable Corp Class A	21,868	714,824
Clearway Energy Inc Class C	18,850	578,318
Ormat Technologies Inc	8,580	660,145
Sunnova Energy International Inc (b)	38,128	371,366
		2,324,653
TOTAL UNITED STATES		11,033,700
TOTAL COMMON STOCKS (Cost $36,134,664)		29,152,969

U.S. Treasury Obligations - 0.0%
	Yield (%) (f)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 11/21/2024 (g) (Cost $3,972)	5.08	4,000	3,974

Money Market Funds - 0.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (h) (Cost $3,156)	4.89	3,156	3,156

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $36,141,792)	29,160,099
NET OTHER ASSETS (LIABILITIES) - 0.2% (e)	58,240
NET ASSETS - 100.0%	29,218,339

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	2	Dec 2024	58,143	1,191	1,191

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,567,397 or 5.4% of net assets.

(d)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,567,397 or 5.4% of net assets.

(e)	Includes $3,349 of cash collateral to cover margin requirements for futures contracts.
(f)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,974.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund	32,219	205,630	234,693	79	-	-	3,156	0.0%
Total	32,219	205,630	234,693	79	-	-	3,156

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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